Exhibit 4.3

COMMON STOCK Certificate for XXXX Shares issued to’ XXXX Dated 20 Form whom transferred Original Issue Dated 20 N0. Original Certificate No. Original Shares No. of Shares Transferred Received Certificate No. for Shares this day of ,20 SEE REFERENCE TO RFESTRICTIONS ON REVERSE SIDE INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA WASHINGTONFIRSTA MANKSHARES, INC. SERIES A NON-VOTING COMMON STOCK THIS CERTIFIES THAT XXXXXXXXX is the registered holder of XXXXX (XXXX) fully paid and non-assessable shares of Series A Non-Voting Common Stock, $0.01 par value, of WASHINGTONFIRSTA MANKSHARES, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. IN WITNESS WHEREOF, the said Corporation had caused this Certificate to be signed by its duly authorized officers effective this day of XXXX, 20XX. Shaza L. Anderson, Chief Executive Officer Richard D. Horn, Corporate Secretary.

For Value Received hereby sell, assign and transfer auto Shares of the Common Stock represented by the within Certificate, and hereby irrevocably constitute and appoint Attorney to transfer the said Stock on the Books of the within named Corporation with full power of substitution in the premises. Dated In presence of NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESSPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTYCULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.THE HARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES AOT OF 1933, AS AMENDED OR ANY OTHER FEDERAL OR APPLICABLE STATE SECURITES LAW (COLLECTIVELY, THE “SECURITIES LAWS”) AND AMY NOT BE OFFERED, SOLD TRANSFERRED PLEDGED OR OTHERWISE DISPOSED OF UNLESS MADE PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES LAWS OR PURSUANT TO ANY AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.THE CORPORATION WILL RNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS. PREFERENCES AND REALATIVE PARTICIPATING. OPTIONAL OR OTHER SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS LIMITATIONS OR RESTRICITONS OF SUCH PREFERENCES AND/OR RIGHTS.SUCH REQUEST MUST BE IN WRITING AND MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.